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                                 EXHIBIT 10.4

                      1999 COMMERCE NATIONAL CORPORATION
                             DIRECTORS' STOCK PLAN

                                   ARTICLE I
                                  Definitions

     As used herein, the following terms have the meanings hereinafter set forth unless The context clearly indicates to the contrary:

          (a)  "Board" shall mean the Board of Directors of the Company.

          (b)  "Company" shall mean Commerce National Corporation.

          (c) "Directors" shall mean any individual who serves on the Board of Directors of the Company.

          (d) "Equity Per Share" shall mean the Company's shareholders equity per common share outstanding as of January 1, 1999.

          (e) Option" shall mean an option to purchase Stock granted pursuant to the provisions of Article IV hereof.

          (f) "Optionee" shall mean a director to whom an Option has been granted hereunder.

          (g) "Plan" shall mean the 1999 Commerce National Corporation Directors' Stock Plan, the terms of which are set forth herein.

          (h) "Service" shall mean the tenure of an individual as a director of the Company.

          (i) "Stock" or "Shares" shall mean the common stock, par value $0.10 per share, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other corporation, such other stock or securities.

          (j) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock hereunder.

          (k) "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company.

          (l) "Year" shall mean any calendar year during the term of this Agreement from January 1 to December 31, inclusive.
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                                  ARTICLE II
                                   The Plan

1.1. Name.  This Plan shall be known as the "1999 Commerce National Corporation
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     Directors' Stock Plan".

1.2. Purpose.  The purpose of the Plan is to advance the interests of the
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     Company and its shareholders by affording to the Directors of the Company an opportunity to acquire or increase their proprietary interest in the Company by the grant of Options to such Directors under the terms set forth herein. By thus encouraging such Directors to become owners of Stock, the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company and Subsidiaries in large measure depends.

1.3. Effective Date. The Plan shall become effective as of January 1, 1999, upon
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     its approval by the Board of Directors of the Company.

1.4. Participants.  Any director of the Company shall be eligible to participate
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     in the Plan.

                                  ARTICLE III
                        Shares of Stock Subject to Plan

2.1. Limitations.  Subject to adjustment pursuant to the provisions of Section
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     3.3 hereof, the number of shares of Stock which may be issued pursuant to
     Options granted hereunder shall not exceed 100,000 shares. Such Shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company.

2.2. Option Granted Under Plan.  Stock with respect to which an Option granted
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     hereunder shall have been exercised shall not again be available for Option hereunder. If Options granted hereunder shall terminate for any reason without being wholly exercised, new Options may be granted to directors hereunder covering the number of Shares to which such Option termination relates.

2.3. Antidilution.  In the event that the outstanding shares of Stock hereafter
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     are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend:

               (5) The aggregate number and kind of shares subject to Options which may be granted hereunder shall be adjusted so that no dilution of the Optionee's Shares shall result;

               (6) Rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted so that no dilution of the Optionee's shares shall result; and
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               (7)  Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Option in whole or in part, to the extent that it shall not have been exercised.

                                  ARTICLE IV
                                    Options

7.1. Option Grant and Agreement. Each Option granted hereunder shall be
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     evidenced by minutes of a meeting of the Board authorizing same and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which Agreement shall set forth such terms and conditions as may be determined by the Company to be consistent with the Plan.

7.2. Number of Shares per Stock Option Agreement.  The number of shares of Stock
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     covered by each Stock Option Agreement that shall be granted to each
     Director shall not exceed five hundred (500) shares per year and five thousand (5,000) shares during the term of the Plan. Grants shall be awarded in the amount of 260 shares for each Year the Optionee is eligible for participation at the beginning of the Year. Additional grants of twenty-four (24) shares shall be awarded for each Board meeting attended by a director during the Year, to a maximum of two hundred forty (240) shares for meeting attendance each Year. All grants shall be awarded at the end of the Year, effective at the beginning of the Year.

7.3. Option Exercise.
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     (a)  Terms of Option. Each Stock Option Agreement shall expire December 31,
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          2008. The purchase price of each share of Stock subject to Option shall be the Equity Per Share.

     (b) Options may be exercised in whole or in part with respect to whole shares only, within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specific number of shares, and delivered to the Company at its principal office in the State of Florida, and payment in full to the Company at said office of the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised. Optionee shall not exercise his Option or part thereof more often than once every sixty (60) days. In addition to and at the time of payment of the Option price, Optionees shall pay to the Company in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of such Optionee resulting from such exercise, if any.
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          (1)  Nontransferability of Option. No Option shall be transferred by
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               an Optionee otherwise than by will or the laws of descent and distribution without first obtaining the written consent of the Board. In the event an Option is transferred in accordance with this section, the Optionee shall provide to the Company all details of the terms and conditions of such transfer as may be requested by the Company.

4.5. Effect of Termination of Service.
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          (a)  If an Optionee's service with the Company shall be terminated for any reason, including the disability or death of the Optionee, his Option shall remain exercisable to the same extent and for the same duration it was exercisable prior to the termination for those number of Shares for which the Option is deemed vested as described in Section 4.6 below, and for three months after the date of such termination or one year after the date of death, respectively, for the number of Shares for which the Option is not deemed vested.

          (b) No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

     4.6  Vesting of Option Rights. An Optionee will be deemed to be fully
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          vested in his option rights at the date the Option is granted.

     4.7  Rights as Shareholder.  An Optionee or a transferee of an Option shall
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          have no rights as a shareholder with respect to any Shares subject to such Option prior to the purchase of such Shares by exercise of such Option as provided herein.

                                   ARTICLE V
                              Stock Certificates

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder, or any portion thereof, prior to fulfillment of all of the following conditions:

          (a) The admission of such Shares to listing on all stock exchanges on which the Stock is then listed, if any;

          (b) The completion of any registration or other qualification of such Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Company shall in its sole discretion deem necessary or advisable;
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          (c)  The obtaining of any approval or other clearance from any federal or state governmental agency which the Company shall in its sole discretion determine to be necessary or advisable; and

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Company from time to time may establish for reasons of administrative convenience.

                                  ARTICLE VI
                Termination, Amendment and Modification of Plan

     The Board may at any time terminate and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board without approval of the shareholder of the Company may increase the total number of shares of Stock subject to the Plan except as contemplated in Article III hereof and provided further that no termination, amendment or modification of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee of the Option.

                                  ARTICLE VII
                                 Miscellaneous

          (1)  Service. Nothing in the Plan or in any Option granted hereunder
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               or in any Stock Option Agreement relating thereto shall confer upon any director the right to continue in the service of the Company or any Subsidiary.

          (2)  Other Compensation Plans. The adoption of the Plan shall not
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               affect any other stock option, incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for directors of the Company or any Subsidiary.

          (3)  Plan Binding on Successors. The Plan shall be binding upon the
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               successors and assigns of the Company.

          (4)  Singular, Plural; Gender. Whenever used herein, nouns in the
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               singular shall include the plural, and the masculine pronoun shall include the feminine gender.

          (5)  Applicable Law. This Plan shall be governed by and construed in
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               accordance with the laws of the State of Florida.

          (6)  Headings, etc., No Part of Plan. Headings of Articles and
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               Sections hereof are inserted for convenience and reference only;
               they constitute no part of the Plan.
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          (7)  Severability. If any provision or provisions of the Plan shall be
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               held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                 CERTIFICATION

          I, the undersigned Secretary of Commerce National Corporation, certify that the 1999 Commerce National Corporation Directors' Stock Plan was dully adopted by the board of directors of Commerce National Corporation on November 15, 1999.


                              /s/ Alan M. Scarboro
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                              Alan M. Scarboro, Secretary